Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. Commitments and Contingencies

Commitments

On June 3, 2022, the Company entered into a Stock Investment Agreement with MetCom Inc., a Japanese joint stock company (kabushiki kaisha) (“MetCom”) to purchase 333,334 shares of MetCom’s Class B2 (non-voting) Preferred Stock at a purchase price of JPY450 per share (or the approximate total purchase price of $1.1 million), one of a series of agreements the Company has entered into with MetCom, a strategic partner of the Company, for the purpose of commercializing terrestrial positioning technology (both TerraPoiNT and Pinnacle) in Japan. The purchase was subsequently closed on July 15, 2022, and the purchase consideration of $1.1 million was paid.

Contingencies

From time to time, the Company may be party to litigation and other legal matters incidental to the conduct of its business. Such matters are subject to many uncertainties and outcomes are not predictable with assurance. The Company accrues liabilities for such matters when it is probable that future expenditures will be made and such expenditures can be reasonably estimated. As of June 30, 2022, the Company was not involved in any such matters, individually or in the aggregate, which management believes would have a material adverse effect on the Company’s business, financial condition, results of operations, or cash flows.

11. Commitments and Contingencies

Leases

NextNav leases office space under a non-cancellable lease as well as site leases for towers and shelters under operating leases related to its network under construction. Site leases are entered into throughout the United States under which NextNav receives the rights to install equipment used to transmit its services over its licensed spectrum.

The site leases include options to extend or terminate the lease. NextNav establishes the number of renewal option periods used in determining the operating lease term based upon its assessment at the inception of the operating lease of the number of option periods for which failure to renew the lease imposes a penalty in such amount that renewal appears to be reasonably certain. The option to renew may be automatic, at the option of NextNav or mutually agreed to between the landlord and NextNav. Rent expense is recognized on a straight line basis over the over the operating lease term.

Monthly rent expense includes any site related utility payments or other fees such as administrative or up-front fees contained in the lease agreements that are determinable upon execution of the lease agreement.

The future minimum payments under these operating lease agreements are as follows:

For the Twelve Months Ended December 31,	(in thousands)
2022	$3,335
2023	$2,400
2024	$1,548
2025	$1,109
Thereafter	$1,581

During the years ended December 31, 2021 and 2020, rent expense was $13.6 million and $3.8 million, respectively.

Litigation and Legal Matters

From time to time, the Company may be party to litigation and other legal matters incidental to the conduct of its business. Such matters are subject to many uncertainties and outcomes are not predictable with assurance. The Company accrues liabilities for such matters when it is probable that future expenditures will be made and such expenditures can be reasonably estimated. As of December 31, 2021, the Company was not involved in any such matters, individually or in the aggregate, which management believes would have a material adverse effect on the Company’s business, financial condition, results of operations, or cash flows.